UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2016
__________________________________________
Casella Waste Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	000-23211	03-0338873
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (802) 775-0325
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Incentive Plan

On November 17, 2016, Casella Waste Systems, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Casella Waste Systems, Inc. 2016 Incentive Plan (the “2016 Incentive Plan”), which had previously been adopted by the Company’s Board of Directors subject to stockholder approval.

A description of the material terms and conditions of the 2016 Incentive Plan is set forth under the heading “PROPOSAL 3 — APPROVAL OF CASELLA WASTE SYSTEMS, INC. 2016 INCENTIVE PLAN” in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 3, 2016 (the “Proxy Statement”), which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the 2016 Incentive Plan incorporated herein by reference is qualified in its entirety by reference to the complete text of the 2016 Incentive Plan, which is incorporated herein by reference. See Exhibit 99.2 to this Current Report on Form 8-K.

Performance-Based Stock Unit and Performance-Based Stock Option Awards

As previously disclosed, the Compensation Committee of the Board (the “Compensation Committee”) has approved and implemented several changes to the Company’s executive compensation program for fiscal 2016. While the Compensation Committee approved the majority of its planned changes to the executive compensation program in March 2016, the planned updates to long-term equity incentive compensation for our executive officers were not fully implemented until after the stockholders of the Company approved the 2016 Incentive Plan at the Annual Meeting. On November 17, 2016, the Board approved the grants of awards under the 2016 Incentive Plan consisting of performance-based stock units (“PSUs”) and performance-based stock options (“Performance Options”) to each of the Company’s executive officers, with each PSU award representing the right to receive, and each Performance Option exercisable for, a target number of shares of Class A Common Stock, $0.01 par value per share, of the Company (“Class A Common Stock”) (“Target Number of Shares”) and up to a maximum number of shares of Class A Common Stock (equal to 180% of the Target Number of Shares) (“Maximum Number of Shares”), as follows:

Name	Target Number of Shares issuable upon vesting of PSUs	Maximum Number of Shares issuable upon vesting of PSUs	Target Number of Shares that may be purchased upon exercise of Performance Options	Maximum Number of Shares that may be purchased upon exercise of Performance Options

John W. Casella Chairman and Chief Executive Officer	72,115	129,808	20,000	36,000
Edwin D. Johnson President and Chief Operating Officer	42,067	75,721	10,000	18,000
Edmond R. Coletta Senior Vice President and Chief Financial Officer	42,067	75,721	10,000	18,000
Christopher B. Heald Vice President of Finance and Chief Accounting Officer	12,019	21,635	5,000	9,000
David L. Schmitt Senior Vice President and General Counsel	12,019	21,635	5,000	9,000

The number of PSUs eligible to vest, and the number of shares of Class A Common Stock subject to each Performance Option to vest, for each executive officer will be based upon the Company’s level of achievement of two performance objectives measured during the period running from January 1, 2018 to December 31, 2018 (the “Measurement Period”). The performance objectives are: (i) Free Cash Flow for the Measurement Period (weighted 50%) and (ii) Adjusted EBITDA for the Measurement Period (weighted 50%) (collectively, the “Performance Objectives”).

Free Cash Flow is calculated as net cash provided by operating activities, less capital expenditures (excluding acquisition and rail infrastructure related capital expenditures), less payments on landfill operating lease contracts, plus proceeds from divestiture transactions, plus proceeds from the sale of property and equipment, plus proceeds from property insurance settlement, less contributions from (distributions to) noncontrolling interest holders, plus certain cash outflows associated with landfill closure, site improvement and remediation expenditures, plus certain cash outflows associated with new contract and project capital expenditures, plus cash (inflows) outflows associated with certain business dissolutions, plus cash interest outflows associated with the timing of refinancing transactions. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, amortization, accretion and depletion of landfill operating lease obligations, adjusted for the following items: gains or losses on assets sales or divestiture transactions; development project charge write-offs; legal, contract or tax settlement costs; bargain purchase gains; asset or goodwill impairment charges; environmental remediation charges; severance and reorganization costs; expenses from divestiture, acquisition and financing transactions; gains on the settlement of acquisition related contingent consideration; fiscal year-end transition costs; proxy contest costs; losses on the abandonment or the closure and discontinuation of operations.

The number of shares of Class A Common Stock issuable upon vesting of the PSUs, and the portion of each Performance Option that will vest (and the corresponding number of shares of Class A Common Stock that may be purchased upon exercise of the Performance Option), will be determined based upon (i) the number of PSUs (or for each Performance Option, the number of shares of Class A Common Stock) determined to be eligible to vest based on the level of achievement of the Performance Objectives during the Measurement Period multiplied by (ii) a Relative Total Shareholder Return multiplier for the period running from January 1, 2016 to December 31, 2018. Relative Total Shareholder Returns means the Company’s total shareholder return relative to the Russell 2000 Index.

The PSU and Performance Option awards described above are subject to the terms and conditions of the 2016 Incentive Plan and the form of performance-based stock unit agreement attached hereto as Exhibit 10.3 and incorporated herein by reference and the form of performance-based stock option agreement attached hereto as Exhibit 10.10 and incorporated herein by reference, respectively.

Forms of Award Agreement under 2016 Incentive Plan

The Compensation Committee approved the following new forms of award agreements for use in connection with grants of awards under the 2016 Incentive Plan: (1) form of Restricted Stock Unit Agreement (for employees with employment contracts) attached hereto as Exhibit 10.1; (2) form of Restricted Stock Agreement (for employees without employment contracts) attached hereto as Exhibit 10.2; (3) form of Performance-Based Stock Unit Agreement (for employees with employment contracts) attached hereto as Exhibit 10.3; (4) form of Performance-Based Stock Unit Agreement (for employees without employment contracts) attached hereto as Exhibit 10.4; (5) form of Restricted Stock Agreement attached hereto as Exhibit 10.5; (6) Form of Incentive Stock Option Agreement (for employees with employment contracts) attached hereto as Exhibit 10.6; (7) Form of Nonstatutory Stock Option Agreement (for employees with employment contracts) attached hereto as Exhibit 10.7; (8) Form of Incentive Stock Option Agreement (for employees without employment contracts) attached hereto as Exhibit 10.8; (9) form of Nonstatutory Stock Option Agreement (for employees without employment contracts) attached hereto as Exhibit 10.9; (10) form of Performance-Based Stock Option Agreement (for employees with employment contracts) attached hereto as Exhibit 10.10; and (11) form of Performance-Based Stock Option Agreement (for employees without employment contracts) attached hereto as Exhibit 10.11.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the Proxy Statement: (i) to elect three (3) Class I members of the Company’s Board of Directors (the “Board”), each to serve a three-year term until the 2019 Annual Meeting of Stockholders (“Proposal 1”); (ii) to approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers (“Proposal 2”); (iii) to approve the 2016 Incentive Plan (“Proposal 3”) and (iv) to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 (“Proposal 4”). At the Annual Meeting, the stockholders of the Company re-elected the Board’s nominees, Michael K. Burke, James F. Callahan, Jr. and Douglas R. Casella, as Class I directors and approved Proposal 2, Proposal 3 and Proposal 4. At the Annual Meeting, the holders of 44,898,007 votes of the Company’s common stock were represented in person or by proxy, constituting a quorum.
Set forth below are the final voting totals for the proposals acted upon at the Annual Meeting:

Proposal 1:	To elect three Class I directors, each to serve for a term expiring at the 2019 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael K. Burke	39,826,611	624,576	4,446,820
James F. Callahan, Jr.	39,817,330	633,857	4,446,820
Douglas R. Casella	39,087,247	1,363,940	4,446,820

The terms of the following directors continued after the Annual Meeting: Joseph G. Doody, Emily Nagle Green Gregory B. Peters, John W. Casella, William P. Hulligan and James E. O’Connor.

Proposal 2:	To approve, in an advisory “say-on-pay” vote, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
39,501,808	933,903	15,476	4,446,820

Proposal 3	To approve the Casella Waste Systems, Inc. 2016 Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
36,695,467	3,745,693	10,027	4,446,820

Proposal 4:	To ratify the appointment of RSM US LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Votes Abstaining
44,307,907	586,292	3,808

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	See Exhibit Index attached hereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Casella Waste Systems, Inc.

Date: November 22, 2016	By:	/s/ Edmond R. Coletta
Edmond R. Coletta
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Form of Restricted Stock Unit Agreement under 2016 Incentive Plan (employee with employment contract)
10.2	Form of Restricted Stock Unit Agreement under 2016 Incentive Plan (employee with no employment contract)
10.3	Form of Performance-Based Stock Unit Agreement under 2016 Incentive Plan (employee with employment contract)
10.4	Form of Performance-Based Stock Unit Agreement under 2016 Incentive Plan (employee with no employment contract)
10.5	Form of Restricted Stock Agreement under 2016 Incentive Plan
10.6	Form of Incentive Stock Option Agreement under 2016 Incentive Plan (employee with employment contract)
10.7	Form of Nonstatutory Stock Option Agreement under 2016 Incentive Plan (employee with employment contract)
10.8	Form of Incentive Stock Option Agreement under 2016 Incentive Plan (employee with no employment contract)
10.9	Form of Nonstatutory Stock Option Agreement under 2016 Incentive Plan (employee with no employment contract)
10.10	Form of Performance-Based Stock Option Agreement under 2016 Incentive Plan (employee with employment contract)
10.11	Form of Performance-Based Stock Option Agreement under 2016 Incentive Plan (employee with no employment contract)
99.1
Text of “PROPOSAL 3 — APPROVAL OF CASELLA WASTE SYSTEMS, INC. 2016 INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 3, 2016

99.2
Casella Waste Systems, Inc. 2016 Incentive Plan (incorporated herein by reference to Exhibit 99.1 to the Registration Statement on Form S-8 of Casella Waste Systems, Inc. as filed on November 17, 2016 (file No. 333-214683)).